UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                 )

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

COCRYSTAL PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

(786) 459-1831

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2020

To the Shareholders of Cocrystal Pharma, Inc.:

We are pleased to invite you to attend our 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Our Board of Directors is soliciting the accompanying proxy for use at the Annual Meeting. The Annual Meeting will be held at 2:00 p.m. EST on June 9, 2020. The Annual Meeting is being held to:

1. elect as directors the five nominees named in the attached proxy statement to serve for a term of office expiring at the 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified;

2. ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3. transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on April 20, 2020 as the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

In accordance with rules of the SEC, instead of mailing printed copies of our proxy materials to each shareholder of record, we are furnishing the proxy materials for the Annual Meeting by providing access to these documents on the Internet. A notice of Internet availability of proxy materials (the “Notice”) is being mailed to our shareholders. We first mailed or delivered the Notice on or about April 28, 2020. The Notice contains instructions for accessing and reviewing our proxy materials and submitting a proxy over the Internet. Our proxy materials were made available at www.proxyvote.com on the date that we first mailed or delivered the Notice. The Notice also contains instructions on how to request our proxy materials in printed form or by e-mail, at no charge. The Notice contains a control number that you will need to submit a proxy to vote your shares. We encourage shareholders to access our proxy materials electronically to reduce our impact on the environment.

This year, our Annual Meeting will be accessible through the Internet. You can attend our Annual Meeting by visiting www.virtualshareholdermeeting.com/COCP2020. The Annual Meeting will be conducted via live webcast. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or Notice you previously received. We have adopted a virtual format for our Annual Meeting to protect the health and well-being of our employees, directors, shareholders and other stakeholders in light of the coronavirus (COVID-19) outbreak. Additionally, we believe that a virtual meeting allows us to make participation accessible for shareholders from any geographic location with Internet connectivity.

Whether or not you plan to participate in the Annual Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please promptly vote your shares by telephone (before the Annual Meeting) or Internet or, if you have received printed copies of the proxy materials, by marking, signing and dating the proxy card and returning it to the Company in the postage paid envelope provided.

By the Order of the Board of Directors:

/s/ James Martin
James Martin
Corporate Secretary

April 28, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 9, 2020: The Notice, Proxy Statement and 2019 Annual Report on Form 10-K are available at www.proxyvote.com.

i

Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

(786) 459-1831

2020 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This proxy statement is being made available to the holders of shares of the voting stock of Cocrystal Pharma, Inc., a Delaware corporation (“Cocrystal” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2020 Annual Meeting of Shareholders of Cocrystal (the “Annual Meeting”) to be held at 2:00 p.m. EST on June 9, 2020. The Annual Meeting will be a virtual meeting via live webcast over the Internet. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/COCP2020.

At the Annual Meeting, the items of business to be voted on are:

1. To elect as directors the five nominees named in this proxy statement to serve for a term of office expiring at the 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified;

2. To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending a notice of Internet availability of proxy materials (the “Notice”) to our shareholders of record and beneficial holders as of April 20, 2020, which is the record date for the Annual Meeting (the “Record Date”).

How can I access the proxy materials over the Internet?

The Notice and proxy card or voting instruction card included with the Proxy Materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this proxy statement and the Annual Report are available at www.proxyvote.com.

Who is entitled to vote?

Our Board has fixed the close of business on April 20, 2020 as the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. On the record date, there were 52,140,699 shares of common stock issued, outstanding and entitled to vote. Each share of Cocrystal common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Cocrystal had issued no preferred stock that is entitled to vote.

1

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, this Proxy Statement has been provided directly to you by Cocrystal.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting. This year the Annual Meeting will be held entirely online via live webcast.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Visit www.virtualshareholdermeeting.com/COCP2020 to access the live webcast;

●	Shareholders can vote electronically and submit questions online while attending the Annual Meeting; To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction Notice you previously received;

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.virtualshareholdermeeting.com/COCP2020.

Shareholders may vote electronically and submit questions online while attending the virtual Annual Meeting.

How do I vote?

If you are a shareholder of record, you may vote:

1.	By Internet. The website address for Internet voting is on your Notice.

2.	By phone. Call 1 (800) 690-6903 and follow the instructions on your Notice.

3.	By mail. If you received a paper copy of the proxy materials, mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	In person: Visit www.virtualshareholdermeeting.com/COCP2020 to vote at the virtual Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

If your shares are held in street name, you may vote:

1.	By Internet. The website address for Internet voting is on your voting instruction form.

2.	By mail. Mark, date, sign and mail promptly the enclosed voting instruction form provided by your bank or broker.

3.	In person: Visit www.virtualshareholdermeeting.com/COCP2020 to vote at the virtual Annual Meeting.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

2

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum of shareholders present. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Cocrystal are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Cocrystal is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What if I sign and return my proxy without making any selections?

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted “FOR” Proposals 1 and 2. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote your shares. Such organization is bound by the rules of the Nasdaq Stock Market regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the meeting for purposes of determining the presence of a quorum.

The table below sets forth, for each proposal on the ballot, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non-Vote

1.	Elect the Board of Directors;	No	None

2.	Ratify the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2020.	Yes	None

As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposal 1.

If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals.

3

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Elect the Board of Directors.	Plurality of shares present and entitled to vote on the matter

2.	Ratify the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2020.	Majority of the shares present and entitled to vote on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the aggregate voting power of the shares present at the Annual Meeting in person or by proxy and entitled to vote on the election of directors. This means that the director nominees who receive the highest number of votes “FOR” their election are elected. You may vote “FOR” all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Shareholders may only vote “FOR” or withhold their votes with respect to the election of the nominees to the Board.

Ratification of the Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on the matter is required for the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Elect the Board of Directors;	Not applicable

2.	Ratify the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2020.	Against

Abstentions will have the same effect as a vote “AGAINST” Proposal 2. Withheld votes will not have any effect on Proposal 1.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. For Proposal 2, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

Is My Proxy Revocable?

If you are a shareholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Cocrystal bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Cocrystal a proxy card dated after the date of your proxy, or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cocrystal Pharma, Inc., 4400 Biscayne Boulevard, Miami, FL 33137.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

4

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Cocrystal. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Gary Wilcox and James Martin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of Notice or printed proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of Notice or these proxy materials, or if you hold Cocrystal stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: 4400 Biscayne Boulevard, Miami, FL 33137.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Cocrystal shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2021 Annual Meeting?

If you wish to submit a proposal to be considered at the 2021 annual meeting of shareholders, the following is required:

●	For a shareholder proposal to be considered for inclusion in Cocrystal’s Proxy Statement and proxy card for the 2021 annual meeting of shareholders (the “2021 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than December 29, 2020, which is 120 calendar days prior to the anniversary date Cocrystal’s Proxy Statement was released to shareholders in connection with the Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

●	Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the 2021 Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in Cocrystal’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the 2021 Annual Meeting; provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be received no later than the close of business on the tenth day after public disclosure of the 2021 Annual Meeting is made. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 4400 Biscayne Boulevard, Miami, FL 33137.

We reserve the right to amend our Bylaws and any change will apply to the 2021 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to our board of nominees set forth herein, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board Recommends that Shareholders Vote “FOR” Proposals 1 and 2.

5

PROPOSAL 1.

ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at five. The Board currently consists of five directors.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the five current directors named below to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Cocrystal. All of the nominees have consented to serve if elected by our shareholders. There are no family relationships among our directors and executive officers.

Name	Age	Position

Gary Wilcox	73	Chairman and Chief Executive Officer

Phillip Frost	83	Director

Roger Kornberg	73	Director

Steven Rubin	59	Director

Anthony Japour	60	Director

Director Nominees Biographies

Gary Wilcox, Ph.D., Chairman and Chief Executive Officer

Dr. Wilcox has been a director of Cocrystal since January 2, 2014 and has served as the Chief Executive Officer since July 22, 2016. Dr. Wilcox has served as Chairman since February 1, 2020. From January 2, 2014 until March 11, 2015, Dr. Wilcox served as the Chairman of the Board (Co-Chairman beginning November 25, 2014) and Chief Executive Officer of Cocrystal. He is a co-founder of Cocrystal Discovery and served as its Chief Executive Officer from 2008 through March 2015. Since 2012, Dr. Wilcox has been a director of the Daily Journal Corporation (Nasdaq:DJCO), a publisher of legal newspapers and websites, and a developer of legal case management software. From 1993 to 2007, Dr. Wilcox served as Executive Vice President of Operations and a member of the Board of Directors of Icos Corporation (Nasdaq:ICOS), where he played a key role in the development of Cialis, a drug with annual sales of $2 billion. In 1982, Dr. Wilcox co-founded Ingene Inc. (Nasdaq:IGEI), serving as its Chairman, President and CEO through private financings, an IPO and a successful merger with XOMA Corporation (Nasdaq:XOMA) in 1989. From 1989-1993 Dr. Wilcox was Vice Chairman of the Board of Directors and Executive Vice President of Xoma. From 1974 until 1984, Dr. Wilcox was a Professor of Microbiology and a member of the Molecular Biology Institute at UCLA. He has served on 15 boards of directors including Nasdaq, New York and London stock exchange companies as well as private technology companies.

Dr. Wilcox’s qualifications to serve on our Board include his 30 years of experience as an executive in biotechnology companies, his technical expertise in drug discovery and development, and his public company board of directors experience.

6

Phillip Frost, M.D., Director

Dr. Frost has been a director of Cocrystal since January 2, 2014 and has been a director of Cocrystal Discovery since 2008. He has served as CEO and Chairman of OPKO Health Inc. (Nasdaq:OPKO) (“OPKO”), a multi-national pharmaceutical and diagnostics company since March 2007. He has served as a member of the Board of Trustees of the University of Miami since 1983 and was Chairman from 2001 to 2004. He is on the Advisory Board of the Shanghai Institute for Advanced Immunochemical Studies in China, and The Florida Council of 100 and is a Trustee of each of the Miami Jewish Home for the Aged and the Mount Sinai Medical Center. He serves as Chairman of Temple Emanu-El, Governor of Tel Aviv University and is a member of the Executive Committee of The Phillip and Patricia Frost Museum of Science. Dr. Frost served as a director of Ladenburg Thalmann Financial Services Inc. from 2004 to 2006 and as Chairman from July 2006 until September 2018. Dr. Frost served as Vice Chairman of Teva Pharmaceutical Industries, Limited (NYSE:TEVA) from January 2006 until February 2015 and as Chairman from March 2010 until December 2014. He previously served as an Expert Member of the Scientific Advisory Council of the Skolkovo Foundation in Russia. Dr. Frost previously served as Vice Chairman of Cogint, Inc., now known as Fluent, Inc. (NASDAQ:FLNT), and as a director for Castle Brands (NYSE American:ROX), Sevion Therapeutics, Inc. prior to its merger with Eloxx Pharmaceuticals, Inc. (NASDAQ:ELOX), and TransEnterix, Inc. (NYSE American:TRXC). Dr. Frost had served as Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation (“IVAX”) from 1987 until its acquisition by Teva in January 2006. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 until its acquisition by Schering Plough Corporation in 1986. Dr. Frost was a Governor of the American Stock Exchange from 1992 to 2008 and Co-Vice Chairman from 2001 until its merger with the New York Stock Exchange.

Dr. Frost has successfully founded several pharmaceutical companies and overseen the development and commercialization of a multitude of pharmaceutical products. This combined with his experience as a physician and chairman and/or chief executive officer of large pharmaceutical companies has given him insight into virtually every facet of the pharmaceutical business and drug development and commercialization process. He is a demonstrated leader with keen business understanding and is uniquely positioned to help guide our Company.

Roger Kornberg, Director

Dr. Kornberg has been a director of Cocrystal since April 15, 2020. Since 1978, Dr. Kornberg has been a professor of structural biology at Stanford Medical School. Dr. Kornberg is a member of the U.S. National Academy of Sciences and the Winzer Professor of Medicine in the Department of Structural Biology at Stanford University. In 2006, Dr. Kornberg was awarded the Nobel Prize in Chemistry in recognition for his studies of the molecular basis of Eukaryotic Transcription, the process by which DNA is copied to RNA. Dr. Kornberg is also the recipient of several awards, including the 2001 Welch Prize, the highest award granted in the field of chemistry in the United States, and the 2002 Leopald Mayer Prize, the highest award granted in the field of biomedical sciences from the French Academy of Sciences. Dr. Kornberg has served as a member of the Board of Directors of Xenetic Biosciences, Inc. (NasdaqGS:XBIO) since February 2016.

7

Dr. Kornberg’s prior experience serving on the boards of directors of large organizations as well as his tremendous scientific background provides him with the appropriate set of skills to serve as a member of our Board.

Steven D. Rubin, Director

Mr. Rubin has been a director of Cocrystal since January 2, 2014 and a director of Cocrystal Discovery since 2008. Mr. Rubin has been the Executive Vice President of OPKO, since May 2007 and a director of OPKO since February 2007. In addition to OPKO, Mr. Rubin currently serves on the board of directors of Red Violet, Inc. (NASDAQ CM:RDVT), a software and services company, Non-Invasive Monitoring Systems, Inc. (OTC US:NIMU), a medical device company, Eloxx Pharmaceuticals, Inc. (NASDAQ:ELOX), a clinical stage biopharmaceutical company dedicated to treating patients suffering from rare and ultra-rare disease caused by premature termination codon nonsense mutations, Neovasc, Inc. (NASDAQ CM:NVCN), a company that develops and markets medical specialty vascular devices, and ChromaDex Corp. (NASDAQ CM:CDXC), a science-based, integrated nutraceutical company devoted to improving the way people age. Mr. Rubin previously served as a director of VBI Vaccines, Inc. (NASDAQ CM:VBIV), a biopharmaceutical company developing next generation vaccines, BioCardia, Inc.(NASDAQ GS: BCDA), a clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases, Cogint, Inc. (NASDAQ GM:COGT), now known as Fluent, Inc. (NASDAQ:FLNT), an information solutions provider focused on the data-fusion market, prior to the spin-off of its data and analytics operations and assets into Red Violet, Inc., Kidville, Inc. (OTCBB:KVIL), which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns to five-year-olds, Sevion Therapeutics, Inc., prior to its merger with Eloxx Pharmaceuticals, Inc., Dreams, Inc. (NYSE American:DRJ), a vertically integrated sports licensing and products company, SciVac Therapeutics, Inc. prior to its merger with VBI Vaccines, Inc., Tiger X Medical, Inc. prior to its merger with BioCardia, Inc., and Castle Brands, Inc. (NYSE American:ROX), a developer and marketer of premium brand spirits. Mr. Rubin also served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006.

Mr. Rubin’s qualifications to serve on our Board include extensive leadership, business, and legal experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally. He has advised pharmaceutical companies in several aspects of business, regulatory, transactional, and legal affairs for more than 24 years. His experience as a practicing lawyer, general counsel, and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.

Anthony Japour, M.D., Director

Dr. Japour has been a director of Cocrystal since April 4, 2019. From February 2016 through April 2020, Dr. Japour was a medical director at ICON Plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. Additionally, since November 2006, Dr. Japour has been the principal of Anthony Japour & Associates, Medical and Scientific Consulting, Inc., a consulting company. From April 2012 until February 2016, Dr. Japour was a medical physician at the Elite Health Medical Group and South Florida Cardiology Associates P.A. Since January 6, 2020, Dr. Japour has served as a director of OPKO and also serves on the Audit Committee.

Dr. Japour was designated by Dr. Raymond Schinazi, our principal shareholder, pursuant to the Stockholder Rights Agreement, dated November 24, 2014. Dr. Japour’s qualifications to serve on our Board of Directors include his over 25 years of experience in the pharmaceutical and biotechnology businesses. Additionally, Dr. Japour has extensive experience in the clinical trial process.

EXECUTIVE OFFICERS

Name	Age	Position

Gary Wilcox*	73	Chairman and Chief Executive Officer

Sam Lee	61	President

James Martin	53	Chief Financial Officer

* Dr. Wilcox’s biography is set forth above under “Nominees for Director.”

Sam Lee, Ph.D., President

Dr. Lee has served as our President since January 2, 2014. From January 2, 2014 to November 22, 2014, Dr. Lee was a director of Cocrystal. He is a co-founder of Cocrystal Discovery and has been President and a director of Cocrystal Discovery since 2007. He has over 25 years of anti-infective drug discovery research experience. Prior to being a co-founder of Cocrystal, he managed anti-infective, oncology, and inflammation drug discovery projects for eight years at ICOS Corporation. Dr. Lee was responsible for incorporating protein crystallography and structural biology approaches into ICOS research. He received his Ph.D. in Biological Sciences from the University of Notre Dame, and completed postdoctoral training in viral replication biochemistry with Dr. I. R. Lehman at Stanford University. While at Stanford, Dr. Lee founded and was Chief Executive Officer of Viral Assays in Cupertino, CA.

James J. Martin, Chief Financial Officer

Mr. Martin has served as our Chief Financial Officer since June 1, 2017. Prior to that, from February 23, 2017 through May 30, 2017, Mr. Martin served as our Interim Chief Financial Officer. Mr. Martin has also served as Chief Financial Officer of Non-Invasive Monitoring Systems, Inc. (OTC:NIMU) since January 2011. From November 2016 to February 2017, Mr. Martin served as Chief Financial Officer of Motus GI Holdings, Inc., a privately held medical device company. From September 2014 to November 2016, Mr. Martin served as Chief Financial Officer of VBI Vaccines Inc. (formerly SciVac Therapeutics, Inc.) (Nasdaq:VBIV), a pharmaceutical development and manufacturing company. From April 2014 to September 2015, Mr. Martin served as Chief Financial Officer of Vapor Corp, Inc. (Nasdaq:VPCO), a vaporizer retail and wholesale company. From January 2011 to October 2013, Mr. Martin served as Chief Financial Officer of SafeStitch prior to its merger with TransEnterix, Inc (NYSE:TRXC).

8

CORPORATE GOVERNANCE

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following four standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee (the “Nominating Committee”). These committees regularly report on their activities and actions to the Board.

Each of our Audit, Compensation, and Corporate Governance and Nominating Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated into this Proxy Statement.

The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Corporate Governance and Nominating

Gary Wilcox

Phillip Frost	X	X

Anthony Japour	X	X	X	X

Roger Kornberg			X	Chair

Steven Rubin	X	Chair	Chair	X

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2019.

Board and Committee Meetings

Our Board held a total of eight meetings during 2019. We have no formal policy regarding attendance by directors or officers at our shareholder meetings. Dr. Wilcox attended our annual shareholders’ meeting on behalf of the Board and management in 2019.

During 2019, our Audit Committee held a total of four meetings, and the Compensation Committee and the Corporate Governance and Nominating Committee did not hold any formal meetings.

Independence

Our Board, in the exercise of its reasonable business judgment, has determined that each of Cocrystal’s directors qualifies as an independent director pursuant to Rule 5605(a)(2) of Nasdaq Listing Rules and applicable SEC rules and regulations, with the exception of Dr. Gary Wilcox. In considering Dr. Phillip Frost’s independence, the Board considered the large beneficial ownership position held by him directly and through entities controlled by him.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and compliance with the Sarbanes-Oxley Act of 2002.

9

Our Board has determined that each member of the Audit Committee meets the enhanced independence requirements to audit committee members under Rule 5605(c)(2) of Nasdaq Listing Rules and under Rule 10A-3 under the Exchange Act. The Board has also determined that Steven Rubin is qualified as an Audit Committee Financial Expert, as that term is defined by Item 407(d)(5)(ii) of Regulation S-K and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans including the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan.

The Compensation Committee may delegate any or all of its duties or responsibilities to a subcommittee, to the extent consistent with the Company’s Certificate of Incorporation, Bylaws, applicable laws and The Nasdaq Listing Rules.

The Board has determined that each member of the Compensation Committee, except for Dr. Kornberg, meets the independence requirements under Rule 5605(a) of Nasdaq Listing Rules and Rule 10C-1 under the Exchange Act.

Corporate Governance and Nominating Committee

The responsibilities of the Corporate Governance and Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.

The Board has determined that each member of the Corporate Governance and Nominating Committee, except for Dr. Kornberg, meets the independence requirements under Rule 5605(a)(2) of Nasdaq Listing Rules.

The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders since no shareholders have made any recommendations. If we receive any shareholder recommended nominations, the Corporate Governance and Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith. Shareholders who wish to recommend candidates for election to the Board must do so in writing. The recommendation should be sent to the Secretary of Cocrystal Pharma, Inc., at 4400 Biscayne Boulevard, Miami, FL 33137, and must be in accordance with our Bylaws with respect to nomination of persons for election to the Board.

The Nominating and Corporate Governance Committee recommended to the Board that it nominate each of the incumbent directors for election at the Annual Meeting.

Board Diversity

While we do not have a formal policy on diversity, our Board and Nominating and Corporate Governance Committee consider diversity to include the skill set, background, reputation, type and length of business experience of our board members as well as a particular nominee’s contribution to that mix. Although there are many other factors, our Board seeks individuals with experience in the pharmaceutical industry, legal and accounting skills and board experience.

10

Board Leadership Structure

Our Board has determined that its current structure, with a combined Chairman and Chief Executive Officer roles, is in the best interests of Cocrystal and its shareholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others:

●	The Chief Executive Officer is intimately involved in the day-to-day operations of Cocrystal and is best positioned to elevate the most critical business issues for consideration by the Board.

●	The Board believes that having the Chief Executive Officer serve in both capacities allows him to more effectively execute Cocrystal’s strategic initiatives and business plans and confront its challenges. A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our shareholders. The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board. The Board believes that the use of regular executive sessions of the non-management directors allows it to maintain effective oversight of management.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Cocrystal. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

The Board actively interfaces with management on seeking solutions to any perceived risk.

Compensation Policies and Practices as Related to Risk Management

The Compensation Committee and management do not believe that the Company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. Our Compensation Committee plans to issue equity grants to employees in the near future. We believe this will help align our employees’ interests with those of our shareholders.

The principal risks other than liquidity relate to the results of our research and development activities. We have two senior executive officers who are actively involved in monitoring our research and development activities.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, as well as our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated herein. In addition, we will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing by contacting our Corporate Secretary jmartin@cocrystalpharma.com.

11

Shareholder Communications

Although we do not have a formal policy regarding communications with our Board, shareholders may communicate with the Board by writing to the Corporate Secretary of Cocrystal Pharma, Inc. at 4400 Biscayne Boulevard, Miami, FL 33137, or by email at: jmartin@cocrystalpharma.com. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2019, except that one Form 4 for Dr. Raymond Schinazi, our former Chairman, reporting open market purchases was not timely filed due to an administrative error.

Involvement in Certain Legal Proceedings

On September 7, 2018, the SEC filed with the United States District Court for the Southern District of New York a complaint against Dr. Philip Frost, a director and principal stockholder of the Company, a trust Dr. Frost controls and OPKO Health, Inc., a stockholder of the Company, of which Dr. Frost is the Chief Executive Officer, as well as other defendants named therein. On January 10, 2019, the District Court entered final judgments against these defendants on their consent without admitting or denying the allegations set forth in the complaint. Dr. Frost was permanently enjoined from violating a certain anti-fraud provision of the Securities Act of 1933, future violations of Section 13(d) of the Exchange Act and Rule 13d-1(a) thereunder and participating in penny stock offerings subject to certain exceptions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Set forth below is the description of transactions since January 1, 2018, to which the Company has been a party, in which the amount involved exceeded $120,000, and in which any of our directors, executive officers, beneficial owners of 5% or more of our common stock and certain other related persons had a direct or indirect material interest, other than compensation arrangements described in this Proxy Statement under “Executive Compensation.” Share amounts and stock prices have been adjusted to give effect to the 1-for-30 reverse stock split effective February 24, 2018.

In March 2013, the Company entered into a License Agreement (the “License Agreement”) with Emory University (“Emory”), where Dr. Raymond Schinazi, the Company’s former Chairman and principal shareholder, serves as the Frances Winship Walters Professor of Pediatrics and Director of the Laboratory of Biochemical Pharmacology. The License Agreement covered the patents and patent applications for Hepatitis C virus (“HCV”) inhibitors, which are not essential to our HCV program. The License Agreement included payments due to Emory ranging from $40,000 to $500,000 based on successful achievement of certain drug development milestones. Additionally, the Company undertook to make royalty payments at 3.5% of net sales due to Emory with a minimum in year one of $25,000 and increase to $400,000 in year five upon product commercialization. Due to Dr. Schinazi’s relationship with Emory and his contributions to the intellectual property and technology which are the subject of the license, he may have had a direct or indirect material interest in the License Agreement. In December 2018, the Company notified Emory of the termination of the License Agreement, and the License Agreement was terminated in March 2019.

12

On November 24, 2017, the Company borrowed $500,000 from each of Dr. Schinazi, the Company’s former Chairman and principal shareholder, and Brace Pharma Capital, LLC, a company in which Dr. Schinazi serves as a director and has a minority interest, in exchange for two-year 8% convertible notes each in the principal amount of $500,000 (the “2017 Notes”). On January 31, 2018, the Company borrowed $1,000,000 from OPKO in exchange for a two-year 8% convertible note in the principal amount of $1,000,000 (the “2018 Note” and together with the 2017 Notes, the “Notes”). In May 2018, pursuant to a resolution of its two disinterested directors the Company agreed to the conversion of the Notes at a reduced conversion price of $1.90 per share, which was the offering price in the Company’s previously closed public offering (described below). On May 10, 2018, Dr. Schinazi’s Note was converted into Common Stock. On May 18, 2018, the remaining Notes were converted into Common Stock.

On May 3, 2018, the Company closed an underwritten public offering of 4,210,527 shares of Common Stock at a price to the public of $1.90 per share (the “Offering”). The gross proceeds from the Offering were approximately $8,000,000. RFS Partners, LP, a limited partnership controlled by Dr. Raymond Schinazi, the Company’s former Chairman and principal shareholder, invested approximately $800,000 and Frost Gamma Investments Trust, of which Dr. Phillip Frost, a director of the Company, is the trustee, invested approximately $200,000 in the Offering.

In September 2018, the Company leased administrative offices from a limited liability company owned by one of the Company’s directors and principal shareholder, Dr. Phillip Frost. The lease term is three years with an optional three-year extension. On an annualized basis, rent expense, including taxes and fees, for this location would be approximately $62,000. The Company paid a lease deposit of $4,000 and total rent and other expenses paid in connection with this lease was $57,000 and $19,000 for the years ended December 31, 2019 and 2018, respectively.

See the Section titled “Independence” above for disclosure regarding director independence.

EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as our Chief Executive Officer (principal executive officer) during 2019, and our two most highly compensated executive officers other than the Chief Executive Officer whose total compensation exceeded $100,000. We refer to these persons as the “Named Executive Officers.”

2019 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Gary Wilcox	2019	201,000	-	-	201,000
Chief Executive Officer	2018	136,952	421,400	-	558,352

James Martin	2019	231,000	-	-	231,000
Chief Financial Officer	2018	230,836	316,050	-	549,866

Sam Lee	2019	241,000	-	-	241,000
President	2018	200,836	210,700	-	411,536

(1)	Salary amounts reflect amounts earned and paid each year.
(2)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 9 of the Company’s audited financial statements for the year ended December 31, 2019 included in the Company’s Annual Report on Form 10-K.

13

Named Executive Officers’ Employment Agreements

Gary Wilcox. Dr. Wilcox has served as the Chief Executive Officer since July 2016. Prior to that, Dr. Wilcox had served as a senior adviser to the Company pursuant to a letter agreement dated March 31, 2015, which was not modified upon his appointment as Chief Executive Officer. Under the letter agreement, Dr. Wilcox’s employment is on an at-will basis and may be terminated by either party, and his annual salary was $100,000. In September 2018, Dr. Wilcox’s annual salary was increased to $200,000. The letter agreement contains non-competition and non-disclosure covenants by Dr. Wilcox.

James Martin. The Company entered into a letter agreement with Mr. Martin effective June 1, 2017. Mr. Martin receives an annual base salary of $230,000, which is subject to annual review. In addition to the base salary, Mr. Martin is eligible to receive a discretionary bonus, to the extent approved by the Board.

Sam Lee. The Company has entered into an employment agreement with Sam Lee, the Company’s President effective January 2, 2014. Pursuant to the terms of his employment agreement, Dr. Lee’s employment is on an at-will basis and may be terminated by either party. Dr. Lee receives an annual base salary of $260,000, which was increased from $200,000 in May 2019.

Outstanding Equity Awards at Fiscal Year-End

Listed below is information with respect to unexercised options that have not vested, and equity incentive plan awards for each named executive officer outstanding as of December 31, 2019:

Outstanding Equity Awards At Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Gary Wilcox	62,500	137,500	–	2.78	9/20/28

James Martin	46,875	103,125	–	2.78	9/20/28

Sam Lee	31,250	68,750	–	2.78	9/20/28

(1)	The unvested stock options vest in eleven equal installments on the last day of March, June, September, and December, provided that the optionee continues to serve as a director and/or officer of the Company on each applicable vesting date.

DIRECTOR COMPENSATION

Compensation of Directors

In 2019, we did not compensate our directors for the service on our Board.

14

PROPOSAL 2.

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING December 31, 2020

Our Audit Committee has selected Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and our Board recommends that shareholders vote for the ratification of such selection. Weinberg has been engaged as our independent registered public accounting firm since April 18, 2019.

Selection of Cocrystal’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Cocrystal for ratification. However, Cocrystal is submitting this matter to the shareholders as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during 2020 if they determine that such a change would be in the best interests of Cocrystal and its shareholders. If the selection is not ratified, the Audit Committee will consider its options.

A representative of the Weinberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “For” the ratification of the selection of Weinberg.

Audit Committee Report

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	met privately with the independent registered public accounting firm and discussed matters required to be discussed pursuant to the rules adopted by the Public Company Accounting Oversight Board;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Cocrystal; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

This report is submitted by the Audit Committee.

Steven Rubin, Chair

Phillip Frost

Anthony Japour

15

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Cocrystal files with the SEC.

It is not the duty of the Audit Committee to determine that Cocrystal’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Cocrystal’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Cocrystal’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service and its appointment of our independent registered public accounting firm, the Audit Committee considers and considered whether the provision of such services was compatible with maintaining independence. All of the services provided and fees charged by our principal accountants in 2019 and 2018 were approved by the Audit Committee in accordance with its pre-approval policy.

All of the services provided and fees charged by our principal accountant in 2019 and 1018 were approved by the Audit Committee in accordance with its pre-approval policy.

Change in Principal Accountants

BDO USA, LLP (the “Former Auditor”) served as our independent registered public accounting firm from 2014 until April 12, 2019. The reports of the Former Auditor on Cocrystal’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report contained an explanatory paragraph describing conditions that raised substantial doubt about Cocrystal’s ability to continue as a going concern. The decision to change accountants was approved by our Audit Committee.

During Cocrystal’s two most recent fiscal years and through the Former Auditor’s dismissal, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

Principal Accountant Fees and Services

The following table shows the fees billed (or with respect to the “Audit Fees” expected to be billed) by our principal accountant for the fiscal years ended December 31, 2019 and 2018.

	2019 ($)	2018 ($)
Audit Fees (1)	185,000	315,000
Audit-Related Fees (2)	16,100	15,670
Tax Fees (3)	30,000	21,800
Total	231,100	352,470

(1)	Audit Fees relate to the audits of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit-Related fees relate to the assessment of our internal controls.

(3)	Tax Fees relate to professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

16

OTHER MATTERS

Cocrystal has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director and director nominee, (iii) each of our Named Executive Officers and (iv) all current executive officers and directors of Cocrystal as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Cocrystal Pharma, Inc., 19805 North Creek Parkway, Bothell, WA.

Beneficial Owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Owner (1)	Percent of Class (1)
Directors and Named Executive Officers:

Gary Wilcox (2)	727,452	1.4%

James Martin (3)	121,875	*

Sam Lee (4)	517,515	1.0%

Phillip Frost (5)	3,707,556	7.1%

Anthony Japour (6)	-	-

Roger Kornberg (7)	542,842	1.0%

Steven Rubin (8)	75,739	*

All directors and executive officers as a group (7 persons):	5,692,979	10.8%

5% Shareholder:

Frost Gamma Investments Trust (9)	3,655,265	7.0%

OPKO Health, Inc. (10)	2,659,685	5.1%

Raymond Schinazi (11)	10,253,456	19.7%

Sabby Volatility Warrant Master Fund, Ltd. (12)	3,461,539	6.6%

CVI Investments, Inc. (13)	3,461,539	6.6%

* Less than 1%.

(1)	Applicable percentages are based on 52,140,699 shares of common stock outstanding as of the record date. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, and preferred stock currently exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, and warrants exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The number of shares reported as beneficially owned by former executive officers and/or directors is based upon a review of the Company’s stock transfer agent records.

17

(2)	Dr. Wilcox is a Named Executive Officer and a director. Includes 162,500 vested options.

(3)	Mr. Martin is a Named Executive Officer. Represents 121,875 vested options.

(4)	Dr. Lee is a Named Executive Officer. Includes 81,250 vested options.

(5)	Dr. Frost is a director. Includes (i) 3,655,265 shares of common stock held by Frost Gamma Investments Trust and (ii) 52,291 vested options. Dr. Frost is the trustee of Frost Gamma Investments Trust. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole shareholder of Frost-Nevada Corporation. Does not include securities held by OPKO, a corporation of which Dr. Frost is the Chief Executive Officer and Chairman, concerning the securities of which Dr. Frost does not hold voting and investment control. Dr. Frost disclaims beneficial ownership of the securities held by Frost Gamma Investments Trust and OPKO except to the extent of any pecuniary interest therein. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(6)	Dr. Japour is a director.

(7)	Dr. Kornberg is a director.

(8)	Mr. Rubin is a director. Includes 23,448 shares of common stock and 52,291 vested options.

(9)	Dr. Frost has voting and investment control over the securities held by Frost Gamma Investments Trust. See Footnote 6 above. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(10)	Represents (i) 2,626,352 shares of common stock, and (ii) 33,333 warrants. Dr. Frost is the Chief Executive Officer and Chairman of OPKO. However, he does not hold voting and investment control over, and disclaims beneficial ownership of, the securities held by OPKO. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(11)	Dr. Schinazi is our former Chairman. Address is 1860 Montreal Road, Tucker, GA 30084. Includes 995,593 shares of common stock held by an entity controlled by Dr. Schinazi and (iii) 125,464 vested options.

(12)	Based on a Schedule 13G filed by Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz on February 27, 2020, Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. Hal Mintz is the Manager of Sabby Management, LLC and in such capacity has the right to vote and dispose of the securities held by Sabby Volatility Warrant Master Fund, Ltd. The address of Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.

(13)	Based on a Schedule 13G filed by CVI Investments, LLC and Heights Capital Management, Inc. on March 6, 2020. Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and in such capacity may have the right to vote and dispose of the securities held by CVI Investments, Inc. The address of CVI Investments, LLC is P.O. Box 309GT Ugland House South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.

18

Equity Compensation Plan Information

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such plans as of December 31, 2019.

Name Of Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)(1)
Equity compensation plans approved by security holders	1,174	5.47	3,588

Equity compensation plans not approved by security holders

Total	1,174		3,588

(1)	In thousands.

19

COCRYSTAL PHARMA, INC. 19805 North Creek Parkway Bothell, WA 98011

VOTE BY INTERNET - www.proxyvote.com

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on 06/08/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/COCP2020.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on 06/08/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COCRYSTAL PHARMA, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:
1.	Elect five members of our Board of Directors for a one-year term expiring at the next annual meeting of shareholders.		[ ]	[ ]	[ ]	____________________________

Nominees:

	01) Gary Wilcox	04) Steven Rubin
	02) Phillip Frost	05) Anthony Japour
03) Roger Kornberg

The Board of Directors recommends you vote FOR proposal 2.		For	Against	Abstain

2.	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	[ ]	[ ]	[ ]

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

COCRYSTAL PHARMA, INC.

Annual Meeting of Shareholders

June 9, 2020 2:00 PM, ET

This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Gary Wilcox and James Martin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COCRYSTAL PHARMA, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 PM, ET on June 9, 2020, virtually via live webcast at www.virtualshareholdermeeting.com/COCP2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side